                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):      March 18,1999


                   NEW ENGLAND LIFE PENSION PROPERTIES III;
                       A REAL ESTATE LIMITED PARTNERSHIP
            (Exact name of registrant as specified in its charter)


                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)


            0-14052                                      04-2847256
    (Commission File Number)                 (IRS Employer Identification No.)


225 Franklin Street, 25th Floor
           Boston, MA                                        02110
(Address of principal executive offices)                  (Zip Code)

                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

     This Current Report on Form 8-K/A amends the Current Report on
Form 8-K filed by the Registrant with the Securities and Exchange Commission on April 2, 1999.

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     On March 18, 1999, New England Life Pension Properties III; A Real Estate Limited Partnership (the "Partnership") sold its property known as North Cabot Industrial Park located in Hayward, CA. The property was sold to an unaffiliated third party (the "Buyer") for gross proceeds of $2,800,000. The terms of the sale were determined by arm's length negotiation between the Buyer and the Partnership. The Partnership received net proceeds of approximately $2,639,000 and recognized a gain of approximately $1,510,000.


Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     In connection with the disposition of the asset discussed in Item 2 above, pro forma financial statements are presented below. The pro forma balance sheet is presented for the period ended December 31, 1998 (Exhibit A). The pro forma income statement is presented for the fiscal year ended December 31, 1998 (Exhibit B).

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 7, 1999       NEW ENGLAND LIFE PENSION PROPERTIES III;
                              A REAL ESTATE LIMITED PARTNERSHIP
                                     (Registrant)



                         By:  Copley Properties Company III, Inc.
                              Managing General Partner

                              By:  /s/ Alison Husid Cutler
                              ---------------------------------
                              Name: Alison Husid Cutler
                              Title:  President, Chief Executive
                              Officer and Director

New England Life Pension Properties III
A Real Estate Limited Partnership
Pro Forma Balance Sheet
December 31, 1998
Audited

                                   EXHIBIT A

                                                                                Pro Forma         December 31, 1988
                                                        December 31, 1998      Adjustment             Pro Forma
                                                        -----------------      ----------             ---------
ASSETS

Real estate investments:

       Property, net                                         6,156,334                  -           6,156,334
                                                            ----------         ----------         -----------
                                                             6,156,334                  -           6,156,334

       Property held for disposition, net                    1,197,305         (1,129,514)             67,791

Cash and cash equivalents                                    1,952,504          2,639,445 (a)       4,591,949
                                                            ----------         ----------         -----------
                                                            $9,306,143         $1,509,931         $10,816,074
                                                            ==========         ==========         ===========


LIABILITIES AND PARTNERS' CAPITAL

Accounts payable                                               $87,947                  -             $87,947
Accrued management fee                                          21,939                  -              21,939
                                                            ----------         ----------         -----------
Total liabilities                                              109,886                  -             109,886
                                                            ----------         ----------         -----------

Partners' capital (deficit):
      Limited partners ($231.54 and $485.54 per unit;
        respectively;75,000 units authorized, 68,414
        units issued and outstanding)                        9,196,048          1,494,832 (a)      10,690,880
      General partners                                             209             15,099 (a)          15,308
                                                            ----------         ----------         -----------

Total partners' capital                                      9,196,257          1,509,931          10,706,188
                                                            ----------         ----------         -----------
                                                            $9,306,143         $1,509,931         $10,816,074
                                                            ==========         ==========         ===========

New England Life Pension Properties III
A Real Estate Limited Partnership
Pro Forma Income Statement
December 31, 1998
Audited
                                   EXHIBIT B

                                                                                Pro Forma         December 31, 1988
                                                        December 31, 1998      Adjustment             Pro Forma
                                                        -----------------      ----------             ---------
Investment Activity

Property rentals                                            $1,294,563           (276,271)(b)     $ 1,018,292
Property operating expenses                                   (295,874)            63,302 (b)        (232,572)
Depreciation and amortization                                 (293,460)            75,115 (b)        (218,345)
                                                            ----------         ----------         -----------
                                                               705,229           (137,854)            567,375

Joint venture earnings                                         619,051                  -             619,051
Amortization                                                    (3,138)                 -              (3,138)
                                                            ----------         ----------         -----------
     Total real estate operations                            1,321,142           (137,854)          1,183,288

Gain on sales of property                                    6,391,800                  -           6,391,800
                                                            ----------         ----------         -----------
     Total real estate activity                              7,712,942           (137,854)          7,575,088

Interest on cash equivalents and short term investments        167,422                  -             167,422
                                                            ----------         ----------         -----------
     Total investment activity                               7,880,364           (137,854)          7,742,510


Portfolio Expenses

Management fee                                                 149,814            (13,032)(d)         136,782
General and administrative                                     204,187             (3,500)(e)         200,687
                                                            ----------         ----------         -----------
                                                               354,001            (16,532)            337,469
                                                            ----------         ----------         -----------
Net income (loss)                                           $7,526,363          ($121,322)        $ 7,405,041
                                                            ==========         ==========         ===========
Net income (loss) per limited partnership unit                 $108.91             ($1.76)(c)     $    107.15
                                                            ==========         ==========         ===========
Number of limited partnership units
  outstanding during the period                                 68,414             68,414              68,414
                                                            ==========          =========         ===========

Pro Forma Financial Statement Footnotes:

(a) Disposition of asset as discussed in Item 2 herein and allocation of the gain on such disposition to the Partners.

(b) Removal of 1998 operating activity related to the disposed asset discussed in Item 2 herein.

(c) Calculation of net income per limited partnership unit after the removal of operating activity and addition of the gain related to the disposed asset discussed in Item 2 herein.

(d) Removal of management fees based on distributions received during the pro forma period from the disposed asset discussed in Item 2 herein.

(e) Removal of appraisal fees incurred during the pro forma period for the disposed asset discussed in Item 2 herein.